UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2008
Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue
Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 349-3300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On July 21, 2008, Yahoo Inc. (the “Company”) and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership and Carl C. Icahn (collectively, the “Icahn Group”) entered into an agreement (the “Settlement Agreement”) to settle the proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at the Company’s 2008 annual meeting of stockholders (the “Annual Meeting”).
     Pursuant to the Settlement Agreement, among other things:
     • The Company has agreed that, as soon as practicable following the date of the Annual Meeting:
     • but no later one business day following the completion of the Annual Meeting, the Board will (i) increase the number of seats on its Board from 9 to 11 and (ii) take all necessary action to appoint Carl Icahn (the “Icahn Associates Nominee”) to serve as a director of the Company until no earlier than the 2009 annual meeting of stockholders (the “2009 Annual Meeting”), subject to the terms of the Settlement Agreement; and
     • but no later than the later of August 15, 2008 and one business day following completion of the Annual Meeting, the Board will appoint two individuals to serve as directors of the Company until no earlier than the 2009 Annual Meeting, subject to the terms of the Settlement Agreement, which individuals will be selected at the Board’s sole discretion, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, from the following list: Lucian A. Bebchuk, Frank J. Biondi, Jr., John H. Chapple, Mark Cuban, Adam Dell, Keith Meister, Edward H. Meyer, and Brian S. Posner, each of whom was on the Icahn Group’s slate of director nominees, and Jonathan Miller.
     • The Icahn Group have irrevocably withdrawn their notice to the Company of their intention to nominate certain individuals at the Annual Meeting and have agreed to immediately cease all efforts related to their own proxy solicitation.
     • Each member of the Icahn Group will cause or instruct the record owner to cause all shares of the Company’s common stock beneficially owned by them to be present and voted for all of the directors nominated by the Board for election at the Annual Meeting.
     • In the event the Icahn Group and their affiliates own less than 30 million shares of the Company’s common stock, the Icahn Associates Nominee will tender his resignation from the Board.
     • So long as the Icahn Associates Nominee is a member of the Board, no member of the Icahn Group nor any affiliate of the Icahn Group will:

     • solicit proxies or written consents of stockholders, or any other person with the right to vote or power to give or withhold consent in respect of the voting securities of the Company, or conduct, encourage, participate or engage in any “solicitation” of any proxy, consent or other authority to vote any voting securities, with respect to any matter, or become a participant in any contested solicitation with respect to the Company, including without limitation relating to the removal or the election of directors;
     • form or join in a partnership, limited partnership, syndicate or other group, including without limitation a group as defined under Section 13(d) of the Securities Exchange Act of 1934, with respect to the Company’s common stock;
     • without the prior approval of the Board contained in a written resolution of the Board, take certain actions with respect to any (i) tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries or affiliates; (ii) any form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries or affiliates; or (iii) any form of restructuring, recapitalization or similar transaction with respect to the Company or any of its subsidiaries or affiliates; and
     • make, or cause to be made, any statement or announcement that relates to and constitutes an ad hominem attack on, or relates to and otherwise disparages, the Company, its officers or its directors or any person who has served as an officer or director of the Company on or following the date of the Settlement Agreement.
     • If, prior to the 2009 Annual Meeting, the Board forms a committee to evaluate, negotiate or approve an extraordinary transaction, involving a possible change in control of the Company, the sale of all or substantially all or a material portion of the assets of the Company or a sale of all or substantially all of the Company’s search assets, or any other material transaction out of the ordinary course of business, the Board will offer to appoint the Icahn Associates Nominee to serve on any such committee.
     • The Icahn Group and the Company agreed to a mutual release of claims arising in respect of, or in connection with, the nomination and election of directors at the Annual Meeting.
     A copy of the Settlement Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.1. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement. On July 21, 2008, the Company issued a press release announcing the signing of the Settlement Agreement. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On July 20, 2008, Mr. Robert A. Kotick notified the Company that he will not to stand for re-election to the Board at the Annual Meeting and tendered his resignation from the Board, effective as of the conclusion of the Annual Meeting. Mr. Kotick has served as a member of the Board since March 2003.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

10.1
Settlement Agreement, dated July 21, 2008, by and among Yahoo! Inc., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership and Carl C. Icahn.

99.1	Press release, dated July 21, 2008, announcing the Settlement Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
By:	/s/ Michael J. Callahan
	Name:	Michael J. Callahan
	Title:	Executive Vice President, General Counsel and Secretary

Date: July 21, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Settlement Agreement, dated July 21, 2008, by and among Yahoo! Inc., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership and Carl C. Icahn.

99.1	Press release, dated July 21, 2008, announcing the Settlement Agreement.